SUPPLEMENT DATED JULY 29, 2022

TO THE INVESTOR CLASS AND INSTITUTIONAL CLASS PROSPECTUSES OF

MATTHEWS ASIA FUNDS

DATED APRIL 28, 2022, AS SUPPLEMENTED

For all existing and prospective shareholders of Matthews Asia ESG Fund – Investor Class Shares (MASGX) and Institutional Class Shares (MISFX):

Effective July 29, 2022, as previously announced, the name of the Matthews Asia ESG Fund has been changed to the Matthews Emerging Markets Sustainable Future Fund (the “Fund”), and the Fund’s principal investment strategy has been revised to be consistent with that new name, including the manner in which the Fund is required to invest its assets.

Therefore, effective the same date, all references and disclosure relating to the Matthews Asia ESG Fund are removed from the Investor Class and Institutional Class prospectuses dated April 28, 2022, as supplemented. Existing and prospective shareholders are referred to the combined Investor and Institutional Class prospectus for the Fund dated July 29, 2022, which includes disclosure relating to the principal investment strategy and principal risks of investing in the Fund, as well as other important information regarding an investment in the Fund.

Please retain this Supplement with your records.

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